TARONIS FUELS

Cleaner – Safer – Smarter

Q3 2019 Investor Presentation

NASDAQ: TRNX

Forward Looking Statements

This presentation forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events, including our ability to raise capital, or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the SEC are available from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Taronis Fuels corporate mission statement:

Cleaner: Our technology must support the United Nations Sustainability Development Goals, and must offer a superior environmental footprint and human health benefits vs. prevailing industrial solutions.

Safer: Our technology must offer a clear safety benefit vs. the incumbent solutions on the market today.

Smarter: Our products must deliver a compelling economic benefit to our clients through cost savings and greater efficiency.

Introduction

- Taronis Fuels is a leading renewable fuel and power generation company with a portfolio of sustainable, socially responsible alternatives to existing fossil fuel and industrial gas products.

- Our first commercially competitive product has the potential to be highly disruptive to acetylene and propylene, which is a $7-8 billion global market.

- We believe we can deliver a renewable and sustainable alternative to propane within 2 years. The global propane market is approximately $22-25 billion.

- Our goal is to provide a sustainable alternative to existing biofuel micro grid power generation within 5 years. We estimate that this is in excess of a $100 billion global market.

Corporate Summary

- Founded in 2007, based in Phoenix, Arizona.
- 165 Employees.

- Top 5 competitor in 2 of the top 5 US industrial gas markets.
- 300+ years of successful industrial gas management experience.

- 30+ years to develop by MIT & Harvard faculty.
- 17 licensed global patents. Multiple trade secrets.

- Our domestic retail strategy is already disrupting the $50 billion industrial gas & welding supply market with a key sustainable product.
- Clear path to a global market due to environmental and safety features of our products.

Our Technology - Synthetic Gas Overview

Tyler, TX Gasification Facility



- Patented system enables fluid to efficiently pass through a submerged plasma arc.
- These fluids, or feedstocks, can be sourced from a wide range of renewable sources and wastes materials.
- Optimal feedstocks contain high amounts of carbon, hydrogen and oxygen molecules.
- As the feedstock passes through the arc, all molecular bonds are broken, and atoms freely form new molecular compounds that become our renewable fuel products.
- A wide range of feedstocks can produce different gases, with differing flame and heating properties. These varying properties create many potential end uses.
- Typically, our fuels are 40-60% ionized hydrogen and 30-40% other synthetic hydrocarbon and carbon compounds.

Our Technology-Sustainable Fuels from Waste

Different Feedstock for Different End Uses:

- Our patented process currently focuses on a very stringent set of flame and heating properties to effectively compete with acetylene and propylene for industrial applications.
- We have used vegetable oils, refined fossil fuel waste products, soybean oil and other wastes.
- We are able to harness these waste streams to produce valuable, sustainable industrial products.

Examples of Common Feedstocks:

ETHYLINE GLYCOL:
C2H6O2

ETHANOL:
C2H50H

BUTANOL:
C4H100

Catalent

- We currently source our US feedstock, medical waste ethanol, from Catalent, one of the largest producers of softgel capsules in the world.
- We estimate that this supply source could meet all of Florida's acetylene demands, and Catalent has 17 additional facilities globally.

Heineken

- For the Netherlands, we are in discussions with Heineken to reclaim their waste ethanol from beer production as a promising feedstock.
- We estimate that just this supply source could solve the entire Netherlands acetylene market.

Rapidly Improving Economic Model



MagneGas Production Cost Per Cubic Foot
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2012: 1st Gen Feedstock
2015: 2nd Gen Feedstock
2017: 3rd Gen Feedstock
2019: 4th Gen Feedstock
2017: Achieved cost advantage vs. acetylene
Today: Path to reduce costs 50%
2020: Achieve cost parity with propane
2012
2014
2015
2016
2017
2018
2019
2020
2025

MagneGas is vastly superior to incumbent metal cutting products:

Cleaner: We produce the only renewable metal cutting fuel product in use today. Our production process pollutes zero fresh water. Acetylene production contaminates 3 billion gallons of fresh water annually.

Safer: Our proprietary synthetic gas is independently proven to be safe for storage and used as a compressed gas. In 2016, 24% of all chemical explosions and 15% of all fatalities in the welding industry occurred using harmful products like acetylene and propane.*

Smarter: This highly disruptive product can reduce total costs to cut by up to 75% through the combined benefits of faster cutting speeds and labor efficiencies.

*Source: U.S. Department of Labor, Bureau of Labor Statistics CFOI Research File.

MagneGas: Competitive Landscape

Metal Cutting Fuels Global Market Share


Acetylene, 80.00%
Propane, 17.00%
Enhanced Propane Blends, 2.50%
Other Products, 0.50%
$7-8 Billion Market

Metal Cutting Fuels Flame Temperatures


Flame Temperature, Fahrenheit
12,000
10,000
8,000
6,000
4,000
2,000
0
5,612
5,072
9,572
9,752
10,400
Acetylene
Propane
MAPP
HGX-3 Propane
Taronis

Only our disruptive technology can deliver a superior flame temperature characteristics at a lower price vs. acetylene or propane.

Higher Flame Temperature = Competitive Advantage

Acetylene cannot do this. Or this.





Only our disruptive technology can produce MagneGas.
Only MagneGas can deliver these unique cutting capabilities.

Gasification-A Highly Scalable Revenue Source

- We own 6 fully operational, patented Venturi plasma arc gasification units.
- Each unit has a maximum annual production capacity of 20,000 cylinders of metal cutting fuel per shift. We can readily operate 2 shifts per day.
- At $50-75 per cylinder, we have the capacity to generate $2-3 million per gasification unit. This is an extremely high gross margin product.

Clearwater, FL Gasification Unit



- We are currently in the process of commissioning a new unit in Texas.
- We plan to deploy existing units in Sacramento, Los Angeles in the next 12 months.
- We expect to launch in Amsterdam and likely the Gulf Cooperation Council in early 2020.
- We also believe we can improve the output by 50%+ through compressor configurations.

US Growth Strategy

- The US industrial gas & welding supply market is approximately $50 billion. This market prioritizes the economic and functional attributes of MagneGas.

- US consumers desire supply chain simplicity, so we adopted a retail model to accelerate product adoption.

- We have acquired a series of distributors to gain immediate market penetration in key territories. This is a highly scalable consolidation strategy augmented by organic growth.

- We intend to reinvest our high-margin profits from international expansion into further US acquisitions.

- We believe we can achieve $100MM domestically and improve our revenue mix in order to reach 18-20% EBITDA margin within 3 years.





Expanding US Distribution Capabilities

- Taronis operates 22 retail locations in California, Texas, Louisiana and Florida.
- This retail network is operated under the brand MagneGas Welding Supply.

US Retail and Wholesale Coverage Map



Blue Dots: 22 US Locations
Red: US Retail Capabilities
Yellow: Wholesale Capabilities

- California and Texas are the top two largest markets for industrial gas and welding supply materials in the US today.
- Taronis is a top 5 independent operator in each of these markets with significant organic growth potential.

MagneGas WELDING SUPPLIES

Demonstrated Acceleration in US Retail Revenues



Quarterly Revenues, ($ in 000s)
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
Q4 18
Q1 19
Q2 19
Prior wholesale model and Florida-based retail beta test
Successful acquisition strategy delivered rapid scale

International Growth Strategy

- Our international strategy focuses on our key technological and environmental advantages to disrupt a $7 billion industry outside the US.
- We focus on water constrained economies. Our production process has a zero water footprint. Acetylene pollutes 3 billion gallons of freshwater annually.
- In Europe, Japan, South Korea, we prioritize markets that mandate sustainability as a top priority for industry.
- This is a sustainable fuels only model. It is much higher margin, with lean staffing and capex requirements vs. the US model.





Turkey: 1st Scaled Licensing Contract



- **Up to a $165MM contract excluding royalties.**
- **Potential for a further $200MM in additional unit sales within 5 years.**

- Taronis established a strong relationship with a consortium with 5 of the largest industrial gas distributors in Turkey.
- Taronis have negotiated a limited area of exclusivity the would include the purchase of our gasification units, a 10-year maintenance agreement for each unit, and a 3% perpetual royalty.
- Each unit carries purchase price of $3.75MM.
- Each unit also includes a $1.75MM maintenance contract.
- We estimate up to 75 units may be required to service the entire country within 5 years.

European Expansion Model

Port Authority	European Ranking	Global Cargo (Tons)	Global Traffic (TEUs)
Rotterdam	#1	#5	#11
Antwerp	#2	#17	#14
Hamburg	#3	#29	#17
Marseille	#4	#46	#91
Amsterdam	#5	#41	NR


Three of the five largest EU ports





Advantages for Sustainable Technology in Europe:

•EU has legislated a series of clean tech & renewable initiatives to prioritize sustainability.

•This enables Taronis to a adopt high-margin, lean staffing model marketing our proprietary fuels.

•The port regions are the most industrialized regions in Europe.

•Each port has 500+ heavy industry prospective clients for our renewable fuels.

Why the Netherlands for European Union Launch:

•The Netherlands is a global leader in sustainability.

•Rotterdam is a global driver in environmental responsibility.

•4 of the top 5 European ports are within a few hours of each other.

Port of Amsterdam Site Details


126,30 m
Oppervlakte: 4.358,99 m²
Omtrek: 349,91 m
119,94 m
08.0035
14,81 m
15,52 m
Schaal 1:
1.000
Ga
30m

- This location is on the west side of the port, in close proximity to many prime target clients.
- We are located at a renewables specialty park.
- We have locked in a small space for the first year, with the option to expand to ~4.3 sq km.
- Cost for demo space only \$5,500/yr. Full space is \$60K/yr.
- We can lease for 10 years.
- Readily complies with local zoning, permitting.


THE AMSTERDAM PORT AREA
SECTION A
SECTION B
BEVERWIJK
TATA STEELWORKS
LOCKS
IJMUIDEN
VELSEN
INNER PIERHEADS
PORT TOWAGE
AMSTERDAM
NORTH SEA
THE IJMUIDEN PORT AREA
NORTH SEA CANAL
ZAANDAM OLD DOCK
COEN DOCK
VLOT DOCK
NEPTUNE DOCK
MERCURIUS DOCK
MINERVA DOCK
ALASKA DOCK
ZAANDAM NEW DOCK
OIL DOCK
AFRIKA DOCK
AMERICA DOCK
COCOA DOCK
AUSTRALIA DOCK
ASIA DOCK
SUEZ DOCK
HORN DOCK
MOEZEL DOCK
MAIN DOCK
USSELINCK DOCK
J.V. RIEBEECK DOCK
AMSTERDAM
Port of Amsterdam

Port of Amsterdam Site Details

- Our leased location would initially house a mobile 300KW gasification unit until REACH certification is complete.

- Taronis can produce up to 1 metric ton of gas annually for demos, samples, and limited sales prior to REACH certification.


CONCEPT LAYOUT OF SYSTEM IN AMSTERDAM
PLAN VIEW
Port of Amsterdam
Gate (sliding)
Fence (security)
Parking
Office Area
Storage Area
Cylinder Storage


PHASE 2 CONCEPT

- Taronis can produce ~3,000 cylinders/month with mobile unit, generating $250K per month.

- This site could eventually house five 300KW units in parallel.

- This site has capacity to produce 15,000 cylinders per month.

Extensive Technology Validation

- Taronis has partnered with more than 20 independent gas and chemical, and safety engineering leaders over 10 years to provide extensive independent validation.

- Together, we have conducted more than 30 efficacy, safety and environmental validation studies for our products.

- Our products are widely recognized for our innovation and potential global impact.

Notable Client Adoption

UNITED STATES NAVY

U.S. ARMY

GE

FIRE DEPARTMENT CITY OF NEW YORK

GM

INTERNATIONAL ASSOCIATION OF BRIDGE, STRUCTURAL, ORNAMENTAL AND REINFORCING IRON WORKERS

AJAX

NASA

COVANTA
Powering Today. Protecting Tomorrow.

Yellowfin
Est. 1998

Garden St.
IRON & METAL INC

DUKE ENERGY

SDI Steel Dynamics, Inc.

ZACHRY

MTA New York City Transit

CATERPILLAR

P&G
Procter & Gamble

BAY-TECH
INDUSTRIES, INC.

HAYWARD BAKER

EAGLE
RAILCAR SERVICES

GGG
DEMOLITION, INC.
GOING|GOING|GONE

BAUER

United Rentals

WM
WASTE MANAGEMENT

Management & Board of Directors

Management

Scott Mahoney, CFA
Chief Executive Officer, President and Director

Tyler Wilson, Esq.
Chief Financial Officer, Corporate Secretary

Richard Conz
EVP of Engineering and Technology Development

Jack Armstrong
EVP of International Business Development

Rafe Dean
Head of US Retail Operations

Timothy Hauck
Controller, VP of Internal Reporting

Shelley Kitts
VP of External Reporting

Board of Directors

Robert Dingess
Independent Chairman of the Board

Scott Mahoney, CFA
Chief Executive Officer, Director

Tyler Wilson, Esq.
Chief Financial Officer, Corporate Secretary

Kevin Pollack
Independent Director

William Staunton
Independent Director

Peter Molloy
Independent Director

Key Corporate Relationships

Auditors: MARCUM ACCOUNTANTS ▲ ADVISORS

Securities Counsel: COVINGTON — COVINGTON & BURLING LLP

UK Advisors: INNOVATOR CAPITAL

EU Advisors: EY Building a better working world